                                                                    EXHIBIT 10.4

--------------------------------------------------------------------------------

                         TRANSITION SERVICES AGREEMENT
                                     AMONG
                           VARIAN ASSOCIATES, INC.,
                VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.
                                      AND
                                 VARIAN, INC.
                                  Dated as of
                                ________, 1999

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                    PAGE
ARTICLE I         SERVICES PROVIDED.........................................................         1

         1.1      Transition Services.......................................................         1
         1.2      Personnel.................................................................         1
         1.3      Representatives...........................................................         2
         1.4      Level of Transition Services..............................................         2
         1.5      Corrective Efforts........................................................         2
         1.6      Force Majeure.............................................................         2
         1.7      Modification of Procedures................................................         3
         1.8      No Obligation to Continue to Use Services.................................         3
         1.9      Provider Access...........................................................         3

ARTICLE II        COMPENSATION..............................................................         3
         2.1      Consideration.............................................................         3
         2.2      Invoices..................................................................         3
         2.3      Payment of Amounts Due....................................................         4
         2.4      Provider's Rights on Failure to Pay.......................................         4

ARTICLE III       CONFIDENTIALITY...........................................................         4
         3.1      Obligation................................................................         4

ARTICLE IV        TERM AND TERMINATION......................................................         4
         4.1      Term......................................................................         4
         4.2      Extension.................................................................         4
         4.3      Termination...............................................................         5
         4.4      Termination of Obligations................................................         5
         4.5      Survival of Certain Obligations...........................................         5

ARTICLE V         DISPUTE RESOLUTION........................................................         5
         5.1      Distribution Agreement to Control.........................................         5

ARTICLE VI        INSURANCE; INDEMNIFICATION................................................         5
         6.1      Insurance and Indemnity...................................................         5
         6.2      Recipients' Indemnity for Services........................................         6
         6.3      Providers' Indemnity for Services.........................................         6

ARTICLE VII       MISCELLANEOUS.............................................................         6
         7.1      Complete Agreement; Construction..........................................         6
         7.2      Other Agreements..........................................................         6
         7.3      Counterparts..............................................................         6
         7.4      Notices...................................................................         6
         7.5      Waivers...................................................................         7
         7.6      Amendments................................................................         7

                              TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                        PAGE
         7.7      Assignment ..................................................................         8
         7.8      Successors and Assigns.......................................................         8
         7.9      Third Party Beneficiaries....................................................         8
         7.10     Schedules....................................................................         8
         7.11     Governing Law................................................................         8
         7.12     Severability.................................................................         8
         7.13     Subsidiaries.................................................................         8
         7.14     Title and Headings...........................................................         8
         7.15     Laws and Government Regulations..............................................         8
         7.16     Relationship of Parties......................................................         8
         7.17     Definitions..................................................................         9

FORM OF SCHEDULE TO TRANSITION SERVICES AGREEMENT..............................................        10

                                    FORM OF

                         TRANSITION SERVICES AGREEMENT

     THIS TRANSITION SERVICES AGREEMENT (this "Agreement") is made and entered into as of this __th day of _____, 1999 between and among VARIAN ASSOCIATES, INC., a Delaware corporation ("HCS"), VARIAN, INC., a Delaware corporation ("IB"), and VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, Inc., a Delaware corporation ("SEB") (collectively, the "parties" or individually a "party").

     WHEREAS, HCS, IB and SEB have entered into a Distribution Agreement dated as of January 14, 1999 (the "Distribution Agreement") which, among other matters, contemplates that one or more parties thereto will provide, or cause one or more of its Subsidiaries to provide, to the other parties and their respective Subsidiaries, certain transitional, administrative and support services on the terms set forth in this Agreement. Each party when providing a service under this Agreement (together with any Subsidiaries or Affiliates providing services) is referred to as "Provider" and each party when receiving a service under this Agreement (together with any Subsidiaries or Affiliates receiving services) is referred to as "Recipient."

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                               SERVICES PROVIDED

     1.1  Transition Services.
          -------------------

          (a) Upon the terms and subject to the conditions of this Agreement, the relevant Provider shall provide to the relevant Recipient the services indicated on the Schedules hereto (each, a "Transition Service" and, collectively, the "Transition Services") during the time period for such Transition Service set forth in the applicable Schedule (each, a "Time Period").

          (b) Subject to the other provisions of this Agreement, the Transition Services set forth on such Schedules may be amended from time to time, as the relevant parties shall agree in writing to add, omit or redefine any of the Transition Services, the term for which such Transition Services are to be rendered and/or the compensation therefor.

     1.2  Personnel.
          ---------

          (a) Each party in its capacity as Provider shall make a sufficient number of competent employees (and/or third party contractors to the extent that third party services are routinely utilized to provide similar services to other businesses of such Provider or are reasonably necessary for the efficient performance of any Transition Service) to render the Transition Services to be provided under this Agreement when required, for so long as Provider provides said services to itself. Except to the extent specific individuals are designated on a Schedule, a Provider of a Transition Service shall determine both the staffing required and the particular personnel assigned to perform the Transition Service, including but not limited to, clerical staff, technicians, professionals or others. The personnel assigned by a Provider under this Agreement to perform Transition Services for a Recipient shall not be deemed to be in the employ of the Recipient or entitled to receive any compensation or benefits therefrom.

          (b) Each Recipient shall not, without the Provider's prior written consent, solicit any employees of a Provider assigned by the Provider to the Recipient for the performance of such services while such employee is employed by Provider or within the six-month period after the date any employee ceases to provide Transition Services.

     1.3  Representatives.
          ---------------

          (a) Each of HCS, IB and SEB shall designate a representative to act as its primary contact person for the provision of all Transition Services (each, a "Primary Coordinator"). The initial Primary Coordinators shall be designated in writing by notice to the others in accordance with paragraph (b) on or before the Distribution Date. The initial coordinators for each specific Transition Service shall be the individuals named in the Schedule relating to such Transition Service (each, a "Service Coordinator"). Each party may treat an act of another party's Primary Coordinator or Service Coordinator as authorized by such other party without inquiring behind such act or ascertaining whether such Primary Coordinator or Service Coordinator had actual authority so to act, provided, however, that neither the Primary Coordinator nor the Service Coordinator shall have authority to amend or modify the Agreement. All communications relating to the provision of the Transition Services shall be directed to the Primary Coordinators.

          (b) Each of the relevant Provider and the relevant Recipient of a Transition Service shall notify the other in writing of any change in its Primary Coordinator and/or its Service Coordinator for each Transition Service. Any such notice shall (i) set forth the name of the Primary Coordinator or Service Coordinator to be replaced and the name of the replacement, and (ii) certify that the replacement Primary Coordinator is authorized to act for such party in all matters relating to this Agreement or that the replacement Service Coordinator is authorized to act for such party in all matters relating to the relevant Transition Service, as applicable, as provided in Section 1.3 (a) above.

     1.4  Level of Transition Services.

          (a) Each party, in its capacity as Provider, shall exercise the same degree of care when performing Transition Services as it exercises in performing the same or similar services for its own account, with priority equal to that provided to its own businesses. Nothing in this Agreement shall require any party in its capacity as Provider to favor the businesses of a Recipient over its own businesses.

          (b) No Provider shall be required to provide the Recipient of Transition Services with a quantity of Transition Services in excess of that provided by Provider as of the date of this Agreement and shall specifically not be required to provide extraordinary levels of Transition Services, special studies, training, or the like or the advantage of systems, equipment, facilities, training, or improvements procured, obtained or made after the Distribution Date by such Provider.

          (c) Transition Services provided by third parties shall be subject to the terms and conditions of this Agreement and any agreements between the Provider of such Transition Services and such third parties.

     1.5  Corrective Efforts.  Notwithstanding anything to the contrary
          ------------------
contained in this Agreement, if a Provider incorrectly performs any Transition Service, the Provider, at the Recipient's request, shall use commercially reasonable efforts to correct or re-perform the Transition Service at no additional cost to the Recipient, but shall have no other obligation to correct the subject Transition Service. In the event Recipient does not request such correction of the Transition Service or Provider does not correct the performance, any damages recoverable by Recipient shall be limited to the amount paid by Recipient to Provider for the item of Service in respect of which a claim is made. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR LOSS OF PROFITS OR OPPORTUNITIES, OR ANY EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF ANY BREACH OF THIS AGREEMENT, REGARDLESS OF THE CIRCUMSTANCES FROM WHICH SUCH DAMAGES AROSE.

     1.6  Force Majeure.  Any failure or omission by a party in the performance
          -------------
of any obligation under this Agreement shall not be deemed a breach of this Agreement or create any liability, if the failure or omission arises from any cause or causes beyond the control of the party, including, but not limited to, the following, which for purposes of this Agreement shall be regarded as beyond the control of each of the parties hereto: acts of God, fire, storm, flood, earthquake, governmental regulation or direction, acts of the public enemy, war, rebellion, insurrection, riot, invasion, strike or lockout; provided, however,
                                                            --------  -------
that the party shall resume the performance whenever such causes are removed. Notwithstanding the foregoing, if a party cannot perform under this Agreement for a period of 45 days due to such cause or causes, the affected party may terminate this Agreement with the defaulting party by providing written notice thereto.

     1.7  Modification of Procedures.  Each party, in its capacity as Provider,
          --------------------------
may make changes from time to time in its standards and procedures for performing any of the Transition Services for which it is responsible; provided,
                                                                       --------
however, that, except as provided in Section 1.1(b) or required by Law, no party
-------
in its capacity as Provider shall implement any substantial changes affecting a Recipient of a Transition Service unless:

          (a) Provider has furnished Recipient notice (which shall be the same notice such Provider shall provide its own businesses) thereof;

          (b) Provider changes the procedures for its own businesses at the same time; and

          (c) Provider gives Recipient a reasonable period of time for Recipient (i) to adapt its operations to accommodate the changes or (ii) to reject the proposed changes. In the event Recipient fails to accept or reject a proposed change on or before a date specified in the notice of change, Recipient shall be deemed to have accepted the change. Subject to Section 1.8, in the event Recipient rejects a proposed change but does not terminate the provision of the Transition Service, Recipient shall pay any charges resulting from Provider's need to maintain different versions of the same systems, procedures, technologies, or services or resulting from requirements of third party vendors or suppliers.

     1.8  No Obligation to Continue to Use Services.  Except as provided in the
          -----------------------------------------
Schedules, no Recipient shall have any obligation to continue to use any of the Transition Services and a Recipient may delete any or all Transition Services from the Transition Services that a Provider is providing to the Recipient by giving the Provider written notice thereof in accordance with the notice provisions of this Agreement and the applicable Schedules.

     1.9  Provider Access.  Recipient shall provide the personnel of a Provider
          ---------------
with access to its equipment, office space, plants, telecommunications and computer equipment and systems, and any other areas and equipment to the extent reasonably required for personnel of a Provider to perform any Transition Service.

                                  ARTICLE II

                                 COMPENSATION

     2.1  Consideration.  As consideration for the Transition Services, each
          -------------
party in its capacity as Recipient shall pay to each Provider the aggregate amount specified in the Schedules relating to the Transition Services provided by Provider to Recipient.

     2.2  Invoices.  The monthly fixed charges or fees for Transition Services
          --------
set forth on the Schedules shall be paid on the first day of each month in which the Transition Services are to be performed. Any fees not payable as fixed amounts shall be invoiced monthly by the Provider to the Recipient no later than the 30th day of the calendar month next following the calendar month in which the Transition Services were performed. All invoices shall be sent by the Provider to the Recipient at the following address or to such other address as the Recipient shall have specified by notice in writing to the Provider of the Transition Services:

          To HCS:


          Varian Medical Systems, Inc.
          3100 Hansen Way
          Palo Alto, California  94304-1030
          Attention:  Chief Financial Officer
          Fax: (___) ___-____

          To IB:

          Varian, Inc.
          3120 Hansen Way
          Palo Alto, California  94303-1030
          Attention:  Chief Financial Officer
          Fax: (___) ___-____

          To SEB:

          Varian Semiconductor Equipment Associates, Inc.
          35 Dory Road
          Gloucester, Massachusetts  01930
          Attention:  Chief Financial Officer
          Fax: (___) ___-____

     2.3  Payment of Amounts Due.  Payment of all amounts due for Transition
          ----------------------
Services shall be made by check or electronic funds transmission in U.S. Dollars, without any offset or deduction of any nature whatsoever, within 30 days of the invoice date or as specified in the applicable Schedules. All payments shall be made in accordance with the terms of the applicable Schedules, the instructions set forth on or accompanying the invoice or as otherwise agreed to in writing between the relevant Provider and the relevant Recipient. Books and Records of a Provider pertaining to the services provided and all reimbursed costs shall be available for inspection and audit by the Recipient during normal business hours for three months following the delivery of the invoice for the period for which the Transition Services were provided.

     2.4  Provider's Rights on Failure to Pay.  If any fixed fee or invoice is
          -----------------------------------
not paid when due, the Provider shall have the right, in its sole and absolute discretion, without any liability to the Recipient that has not paid such fixed fee or invoice or anyone claiming by or through the Recipient, to immediately cease providing any or all of the Transition Services provided by the Provider to the Recipient until such payment is received.

                                  ARTICLE III

                                CONFIDENTIALITY

     3.1  Obligation.
          ----------

          (a) All information with respect to any Recipient obtained by a party in its capacity as Provider shall be held and used by Provider only in accordance with Section 6.03 of the Distribution Agreement.

          (b) All information with respect to any Provider obtained by a party in its capacity as Recipient shall be held and used by the Recipient only in accordance with Section 6.03 of the Distribution Agreement.

                                  ARTICLE IV

                             TERM AND TERMINATION

     4.1  Term.  This Agreement shall become effective on the Distribution Date
          ----
and shall remain in force with respect to a party until the expiration of the longest Time Period specified in any Schedule affecting such party as either Provider or Recipient, including any extension thereof, unless all of the Transition Services to be performed or received by such party are deleted or this Agreement is earlier terminated with respect to such party, in each case, in accordance with the terms of this Agreement.

     4.2  Extension. The Time Period for which a Transition Service shall be
          ---------
provided may be extended by written agreement among the Recipient and the Provider of the Transition Service.

     4.3  Termination.  If any party (the "Defaulting Party") shall fail to
          -----------
perform or default in the performance of any of its obligations under this Agreement (other than a payment default subject to Section 2.4), the party entitled to the benefit of the performance (the "Non-Defaulting Party") may give written notice to the Defaulting Party specifying the nature of the failure or default and stating that the Non-Defaulting Party intends to terminate this Agreement with respect to the Defaulting Party if the failure or default is not cured within 30 days of the written notice. If any failure or default so specified is not cured within the 30-day period, the Non-Defaulting Party may elect immediately to terminate this Agreement with respect to the Defaulting Party; provided, however, that if the failure or default relates to a dispute
       --------  -------
contested in good faith by the Defaulting Party, the Non-Defaulting Party may not terminate this Agreement pending resolution of the dispute in accordance with Article V hereof. Such termination shall be effective upon giving a written notice of termination from the Non-Defaulting Party to the Defaulting Party and shall be without prejudice to any other remedy which may be available to the Non-Defaulting Party against the Defaulting Party.

     4.4  Termination of Obligations.  All obligations of each Provider to
          --------------------------
provide each Transition Service for which the Provider is responsible shall immediately cease upon the expiration of the Time Period (and any extension thereof in accordance with Section 4.2) for the Transition Service, and each Provider's obligations to provide all of the Transition Services for which the Provider is responsible shall immediately cease upon the termination of this Agreement with respect to the Provider and all relevant Recipients. Upon the cessation of a Provider's obligation to provide any Transition Service, the Recipient of the Transition Service shall immediately cease using, directly or indirectly, the Transition Service (including, without limitation, any and all software of Provider or third party software provided through Provider, telecommunications services or equipment, or computer systems or equipment).

     4.5  Survival of Certain Obligations.  Without prejudice to the survival of
          -------------------------------
the other agreements of the parties, the following obligations shall survive the termination of this Agreement: (a) the obligations of each party under Articles III, IV and VI; and (b) each Provider's right to receive the compensation for the Transition Services provided in Section 2.1 accruing prior to the effective date of termination.

                                   ARTICLE V

                              DISPUTE RESOLUTION

     5.1  Distribution Agreement to Control.  Any and all controversies,
          ---------------------------------
disputes or claims arising out of, relating to, in connection with or resulting from this Agreement (or any amendment thereto or any transaction contemplated hereby or thereby), including as to its existence, interpretation, performance, non-performance, validity, breach or termination, including any claim based on contract, tort, statute or constitution and any claim raising questions of law, whether arising before or after termination of this Agreement, shall be deemed an Agreement Dispute as defined in Section 9.01 of the Distribution Agreement and shall be resolved exclusively by, in accordance with, and subject to the limitations set forth in Article IX of the Distribution Agreement.

                                  ARTICLE VI

                          INSURANCE; INDEMNIFICATION

     6.1  Insurance and Indemnity.   Each party shall comply with all applicable
          -----------------------
workers' compensation statutes either by obtaining a policy with the limits required by law or by qualifying legally to self insure. Each party shall, or shall cause its insurer to, waive the right of subrogation or recovery against any other party in connection with this Agreement for any work-related injury or disease. Each party shall carry employer's liability insurance with minimum limits of $1,000,000 per accident. Each party shall carry general liability insurance, with minimum limits of $1,000,000 per occurrence, to cover such party's indemnification obligations under this Agreement. Each party shall carry automobile liability insurance to cover claims arising out of the operation, maintenance or use of any motor vehicles owned, hired, rented or used by such party in connection with this Agreement.

     A party in its capacity as Provider shall not be responsible to a Recipient for damage to the Recipient's real or personal property at Recipient's premises, or any other place, when Recipient's property is in the care, custody or control of Provider.

     All deductibles or self insured retentions, on policies of insurance required to be maintained under this Agreement, will be borne by the responsible parties as set forth in Sections 6.2 and 6.3 below.

     6.2  Recipients' Indemnity for Services.  Each party in its capacity as
          ----------------------------------
Recipient shall indemnify, defend and hold harmless each Provider, and the Provider's directors, officers, employees and agents, against any and all Liabilities incurred by any of them in connection with Transition Services provided under this Agreement except to the extent arising out of, relating to or resulting from Provider's gross negligence or intentional misconduct.

     6.3  Providers' Indemnity for Services.   Each party in its capacity as
          ---------------------------------
Provider shall indemnify, defend and hold harmless each Recipient, and the Recipient's directors, officers, employees and agents, against all Liabilities incurred by any of them in connection with Transition Services provided under this Agreement to the extent arising out of, relating to or resulting from Provider's gross negligence or intentional misconduct; provided, however, that
                                                        --------  -------
any Liabilities claimed by Recipient and the Recipient's directors, officers, employees and agents shall be limited to the amount of the charges paid to Provider for such item of Transition Service in respect of which a claim is made; and provided, further, that Provider will defend, indemnify and hold
          --------  -------
harmless each Recipient of Transition Services from such Provider, and such Recipient's directors, officers, employees and agents, against all Liabilities incurred by any of them in connection with the Provider's operation, maintenance or use of a motor vehicle in the course of providing Transition Services to the Recipient.

                                  ARTICLE VII

                                 MISCELLANEOUS

     7.1  Complete Agreement; Construction.  This Agreement, including the
          --------------------------------
Schedules hereto, the Distribution Agreement and the other Ancillary Agreements shall constitute the entire agreement among the parties with respect to the subject matter hereof and shall supersede all prior agreements, negotiations, commitments and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Schedule hereto, the Schedule shall prevail. In the event of any inconsistency between this Agreement and the Distribution Agreement, this Agreement shall prevail except for inconsistencies with respect to Sections 5.05 and 6.07 and Article IX of the Distribution Agreement, which sections shall prevail over any inconsistent provision of this Agreement.

     7.2  Other Agreements.  This Agreement is not intended to address, and
          ----------------
should not be interpreted to address, the matters expressly covered by the Distribution Agreement and the other Ancillary Agreements.

     7.3  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

     7.4  Notices.  All Notices required or permitted under this Agreement shall
          -------
be in writing and shall be sufficiently given or made (a) if hand delivered or sent by telecopy (with delivery confirmed by voice or otherwise), (b) if sent by nationally recognized overnight courier or (c) if sent by registered or certified U.S. mail, postage prepaid, return receipt requested, and in each case addressed as follows:

               If to HCS:

               Varian Medical Systems, Inc.
               3100 Hansen Way
               Palo Alto, California  94304-1030
               Attn:  Chief Financial Officer
               Telecopy (650) ___-____
               with a copy to:


               Varian Medical Systems, Inc.
               3100 Hansen Way
               Palo Alto, California  94304-1030
               Attn:  General Counsel
               Telecopy: (650) ___-____

               If to IB:


               Varian, Inc.
               3120 Hansen Way
               Palo Alto, California  94303-1030
               Attn:  Chief Financial Officer
               Telecopy (650) ___-____

               with a copy to:


               Varian, Inc.
               3120 Hansen Way
               Palo Alto, California  94303-1030
               Attn: General Counsel
               Telecopy: (650) ___-____

               If to SEB:


               Varian Semiconductor Equipment Associates, Inc.
               35 Dory Road
               Gloucester, Massachusetts  01930
               Attn:  Chief Financial Officer
               Telecopy (978) ___-____

               with a copy to:


               Varian Semiconductor Equipment Associates, Inc.
               35 Dory Road
               Gloucester, Massachusetts  01930
               Attn: General Counsel
               Telecopy: (978) ___-____

or at such other address as shall be furnished by any of the parties in a Notice. Any Notice shall be deemed to have been duly given or made when the Notice is received.

     7.5  Waivers.  The failure of any party to require strict performance by
          -------
any other party of any provision in or rights and remedies with respect to this Agreement will not waive or diminish that party's right to demand strict performance thereafter of that or any other provision hereof or right or remedy.

     7.6  Amendments.  After the execution of this Agreement by all parties, and
          ----------
solely to the extent that a change is desired by and restricted to any two parties without affecting the rights of the third party hereto, such two parties may separately amend in writing any provision of this Agreement which governs the rights exchanged between them without notifying the third party hereto. Except as expressly provided herein, this Agreement may be amended or supplemented or its provisions waived only by an agreement in writing signed by each of the parties.

     7.7  Assignment.
          ----------

          (a) No party to this Agreement shall (i) consolidate with or merge into any Person or permit any Person to consolidate with or merge into such party (other than a merger or consolidation in which the party is the surviving or continuing corporation), or (ii) sell, assign, transfer, lease or otherwise dispose of, in one transaction or a series of related transactions, all or substantially all of its Assets, unless the resulting, surviving or transferee Person expressly assumes, by instrument in form and substance reasonably satisfactory to the other parties, all of the obligations of the party under this Agreement.

          (b) Except as expressly provided in paragraph (a), neither this Agreement nor any of the rights, interests or obligations hereunder shall be assignable, directly or indirectly, by any party without the prior written consent of the other parties, and any attempt to so assign without such consent shall be void.

     7.8  Successors and Assigns.  Subject to Section 7.7, this Agreement shall
          ----------------------
be binding upon, inure to the benefit of and be enforceable by the successors and permitted assigns of the parties.

     7.9  Third Party Beneficiaries.  This Agreement is solely for the benefit
          -------------------------
of the parties and the members of their respective Groups and Affiliates and their respective successors and assigns and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

     7.10 Schedules.  The Schedules shall be construed with and as an integral
          ---------
part of this Agreement to the same extent as if they had been set forth verbatim herein.

     7.11 Governing Law.  This Agreement shall be governed by, and construed and
          -------------
enforced in accordance with, the Law of the State of Delaware without regard to the principles of conflicts of Laws thereunder. Notwithstanding the foregoing, the Federal Arbitration Act, 9 U.S.C. (S)(S)1-15, shall govern the arbitrability of disputes.

     7.12 Severability.  If any provision of this Agreement or the application
          ------------
thereof to any Person or circumstance is determined to be invalid, void or unenforceable in any respect, the remaining provisions hereof, the application of such provision to Persons or circumstances other than those as to which it has been held invalid, void or unenforceable, shall remain in full force and effect and in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.

     7.13 Subsidiaries.  Each of the parties shall cause to be performed, and
          ------------
hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party or by any entity that is contemplated to be a Subsidiary of such party on and after the Distribution Date.

     7.14 Title and Headings.  Titles and headings to sections herein are
          ------------------
inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     7.15 Laws and Government Regulations.  Each party in its capacity as
          -------------------------------
Recipient shall be responsible for (a) compliance with all Laws affecting its businesses and (b) any use it may make of the Transition Services to assist it in complying with such Laws . While a party in its capacity as Provider shall not have any responsibility for the compliance by any Recipient with such Laws, Provider shall use reasonable commercial efforts to cause the Transition Services to be designed in such manner that the Transition Services shall be able to assist the Recipient in complying with applicable legal and regulatory responsibilities.

     7.16 Relationship of Parties.  Nothing in this Agreement shall be construed
          -----------------------
to create a partnership, agency or other relationship between the parties or to make any party liable for any debts or obligations incurred by another party.

     7.17  Definitions.  Capitalized terms used in this Agreement and not
           -----------
otherwise defined herein have the meanings ascribed to such terms in Article I,
Section 1.01 of the Distribution Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Transition Services Agreement to be executed as of the day and year first above written.

                              VARIAN ASSOCIATES, INC.



                              By:_____________________________________
                                   Name:
                                   Title:


                              VARIAN, INC.


                              By:_____________________________________
                                   Name:
                                   Title:


                              VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.


                              By:_____________________________________
                                   Name:
                                   Title:

               FORM OF SCHEDULE TO TRANSITION SERVICES AGREEMENT

     Description of Transition Service (including the identity of the Recipient(s) of such Transition Service):

     Payment:

     Time Period (including terms of extension, if any):

     Service Coordinator for Provider:

     Service Coordinator for each Recipient:

     Notice Period for Deletion of Transition Services:

     Any Other Terms:

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